NUMBER R

SHARES

RLJ ENTERTAINMENT, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP 74965F 10 4

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.001 PER SHARE OF

RLJ ENTERTAINMENT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

RLJ ENTERTAINMENT, INC.
CORPORATE
SEAL
2012
NEVADA

CHIEF FINANCIAL OFFICER AND SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–..................Custodian.....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...............................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____ Shares of the Common Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ Attorney to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

Dated, ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

____

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.